UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

IMPACT BIOMEDICAL INC.

(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No:
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IMPACT BIOMEDICAL INC.

1400 Broadfield Blvd., Suite 130

Houston, TX 77084

(585) 325-3610

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND PER SCHEDULE 14C YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Impact BioMedical Inc. Stockholders:

This Notice and accompanying Information Statement is being furnished to the holders of common stock, par value $0.001 per share (the “Common Stock”), of Impact BioMedical Inc., a Nevada corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Corporate Action”) by the unanimous written consent of the Board of Directors of the Company (the “Board”) and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company in lieu of a meeting of stockholders to grant the Board discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Nevada Secretary of State at any time on or before December 30, 2026, to effect a reverse stock split of our issued and outstanding Common Stock by a ratio of not less than 1-for-12.48 and not more than 1-for-50, as determined by the Chief Executive Officer (the “Reverse Stock Split”), attached hereto as Annex A.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Nevada law and the Company’s Certificate of Incorporation and Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our common of record at the close of business on December 22, 2025 (the “Record Date”), are entitled to notice of the stockholder action by written consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

This notice and the accompanying Information Statement are being mailed to the holders of our securities as of the Record Date on or about December 22, 2025. This Notice and the accompanying Information Statement shall constitute notice to you of the action by Majority Stockholder Written Consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND PER SCHEDULE 14C YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

Dated: December 30, 2025	/s/ Frank D. Heuszel
Frank D. Heuszel
Chief Executive Officer (Principal Executive Officer)

IMPACT BIOMEDICAL INC.

Table of Contents

GENERAL INFORMATION	1
ABOUT THE INFORMATION STATEMENT	1
What is the purpose of the Information Statement?	1
Who is entitled to receive this Information Statement?	1
What constitutes the voting shares of the Company?	2
What corporate matters did the Majority Stockholders vote for, and how did they vote?	2
Is any other vote required to approve the Corporate Action?	2
Who is paying the cost of this Information Statement?	2
OUTSTANDING VOTING SECURITIES	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3
CORPORATE ACTION: REVERSE STOCK SPLIT	4
General	4
Reason for the Reverse Stock Split	4
Procedure for Implementing the Reverse Stock Split	5
Effect of the Reverse Stock Split on Holders of Outstanding Stock	5
Fractional Shares	6
Authorized Shares of Common Stock	6
Beneficial Holders of Common Stock (i.e., Stockholders Who Hold in Street Name)	6
Registered “Book-Entry” Holders of Common Stock (i.e., Stockholders That Are Registered on the Transfer Agent’s Books and Records But Do Not Hold Stock Certificates)	6
Holders of Certificated Shares of Common Stock	7
Anti-Takeover and Dilutive Effects	7
Material United States Federal Income Tax Consequences of the Reverse Stock Split	7
Tax Consequences to the Company	8
Tax Consequences to U.S. Holders	8
Reservation of Right to Abandon Reverse Stock Split	8
No Appraisal Rights	8
ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE	9
EFFECTIVE DATES OF CORPORATE ACTION	9
Annex A: Amendment to Certificate of Incorporation	A-1

Impact BioMedical, Inc.

1400 Broadfield Blvd., Suite 130

Houston, TX 77084

(281) 415-6576

INFORMATION STATEMENT

December 30, 2025

General Information

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of the Common Stock, par value $0.001 per share, of Impact BioMedical Inc., a Nevada corporation (the “Company”) as of the close of business on December 22, 2025 (the “Record Date”), to notify such stockholders that on December 30, 2025, the Company received a written consent in lieu of a meeting of stockholders (the “Majority Stockholder Written Consent”) from the holders of 92,980,843 shares of the Company’s Common Stock, representing a majority of the voting power of our issued and outstanding shares of voting capital stock (the “Majority Stockholders”), approving the following corporate action (the “Corporate Action”): to grant the Board discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Nevada Secretary of State at any time on or before December 30, 2026, to effect a reverse stock split of our outstanding Common Stock by a ratio of not less than 1-for-12.48 and not more than 1-for-50, as determined by the Chief Executive Officer (the “Reverse Stock Split”), attached hereto as Annex A.

Effective November 24, 2025, the Company’s Board approved the Corporate Action, subject to stockholder approval. The Majority Stockholder Written Consent that we received constitutes the only stockholder approval required for the Corporate Action under the Nevada Revised Statutes and the Company’s Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Action, and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, the holders of our common stock of record at the close of business on the Record Date, are entitled to notice of the stockholder action by written consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

About The Information Statement

What is the purpose of the Information Statement?

This Information Statement is being furnished to the Company’s Stockholders pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of the Corporate Action(s) taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Corporate Action(s) as outlined in this Information Statement, which actions will be effective on a date that is at least 20 days after we mail a Definitive Information Statement to our Stockholders.

Who is entitled to receive this Information Statement?

Each outstanding common share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of 50% of the Company’s outstanding voting power have voted in favor of the Corporate Action(s). Under the NRS, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

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What constitutes the voting capital stock of the Company?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 104,621,231 shares of Common Stock and 0 shares of Series A Convertible Preferred stock. Each share of Common and Series A Convertible Preferred Stock are entitled to cast 1 vote per share on all matters submitted to holders of Common Stock.

What corporate matters did the Majority Stockholders vote for, and how did they vote?

The holders of a majority of our outstanding voting securities, have voted in favor to grant the Board discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Nevada Secretary of State at any time on or before December 30, 2026, to effect a reverse stock split of our issued and outstanding Common Stock by a ratio of not less than 1-for-12.48 and not more than 1-for-50, as determined by the Chief Executive Officer (the “Reverse Stock Split”).

Is any other vote required to approve the Corporate Action?

No further vote is required for approval of the Corporate Action.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this Information Statement. Our costs are estimated at approximately $15,000.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 4,000,000,000 shares of Common Stock, and 100,000,000 shares of Series A Convertible Preferred Stock. As of the Record Date, there were 104,621,231 shares of Common Stock and 0 shares of Series A Convertible Preferred Stock issued and outstanding.

Each share of Common Stock is entitled to cast 1 vote per share on all matters submitted to holders of Common Stock.

The following Stockholders voted in favor of the Corporate Action(s):

Common Share Votes

Name	Number of Votes	Percentage of Total Votes (1)

Frank D. Heuszel	95,475	*	%
Mark Suseck	-	*	%
Todd D. Macko	122	*	%
Jason Grady	182	*	%
Melissa Sims	-	*	%
David Keene	-	*	%
Christian Zimmerman	-	*	%
Castel Hibbert	-	*	%
DSS, Inc	92,980,843	88.8%
TOTAL	93,076,622	89.0%

*	Less than 1%
(1)	DSS directly owns 32,484,802 shares and indirectly owns 60,496,041 shares through DSS BioHealth Security, Inc., its wholly-owned subsidiary.

Pursuant to Rules 240.14c-2(d) and 240.14a-16(b) promulgated under the Exchange Act, the Corporate Action(s) will become effective no sooner than 20 days after we mail a Definitive Information Statement to our Stockholders. This Information Statement will serve as written notice to our Stockholders pursuant to the Nevada Revised Statutes (“NRS”).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of December 22, 2025 by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of December 22, 2025, pursuant to the exercise of options or warrants and convertible debt are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group. Percentage of ownership of common stock is based on 104,621,231 shares of common stock outstanding on December 22, 2025. Percentage of ownership of Series A Convertible Preferred Stock is based on 0 shares of issued and outstanding Series A Convertible Preferred Stock as of December 22, 2025.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock and Series A Convertible Preferred Stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address of all listed stockholders is c/o Impact BioMedical Inc., 1400 Broadfield Blvd., Suite 130, Houston, Texas TX 77084.

The information set forth in the table below is based on 104,621,231 shares of our Common Stock and 0 shares of Series A Convertible Preferred Stock issued and outstanding on December 22, 2025. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after December 22, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is in care of Impact BioMedical Inc.:1400 Broadfield Blvd., Suite 130, Houston, Texas TX 77084.

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Beneficial Ownership of Common Stock

Name	Number of Votes	Percentage of Total Votes (1)

Frank D. Heuszel	95,475	*	%
Mark Suseck	-	*	%
Todd D. Macko	122	*	%
Jason Grady	182	*	%
Melissa Sims	-	*	%
David Keene	-	*	%
Christian Zimmerman	-	*	%
Castel Hibbert	-	*	%
DSS, Inc	92,980,843	88.8%
TOTAL	93,076,622	89.0%

*	Less than 1%
(1)	DSS directly owns 32,484,802 shares and indirectly owns 60,496,041 shares through DSS BioHealth Security, Inc., its wholly-owned subsidiary.

Corporate Action: Reverse Stock Split

General

Effective November 24, 2025, the Company’s Board adopted resolutions to effect a Reverse Stock Split of the Company’s issued and outstanding Common Stock. The Majority Stockholders approved the Reverse Stock Split by written consent on December 30, 2025, in lieu of a meeting of stockholders permitted under the NRS and the Company’s Certificate of Incorporation and Bylaws.

Approval of the Corporate Action permits the Company to effect a Reverse Stock Split of our issued and outstanding Common Stock by a ratio of not less than 1-for-12.48 and not more than 1-for-50. In determining the ratio of the Reverse Stock Split, our Board considered, among other things, factors such as:

●	the continuing listing requirements of the New York Stock Exchange American;
●	the historical trading price and trading volume of our Common Stock;
●	the number of shares of our Common Stock issued and outstanding;
●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; and
●	prevailing general market and economic conditions.

Background and Reason for the Reverse Stock Split

Our Board believes that, among the reasons described above, the number of outstanding shares of our Common Stock and low trading price of our Common Stock have contributed to a lack of interest in the Company from institutional and other investors and has made it difficult for the Company to attract new investors and conduct equity financings on attractive terms. Our Board believes that it may be necessary and prudent for the Company to effectuate the Reverse Stock Split because it would reduce the number of outstanding shares of our Common Stock to a level more consistent with other public companies with comparable market capitalizations.

For the reasons discussed herein, we believe that authorizing the Board to effect the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

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Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will be effective upon the filing, or later time as specified in the filing, (the “Effective Time”), of a Certificate of Amendment to our Certificate of Incorporation with the Nevada Secretary of State.

Effect of the Reverse Stock Split on Holders of Outstanding Stock

If the Board still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the exact timing of the filing of the Certificate Amendment to effect the Reverse Stock Split. We will then file the Certificate Amendment with the Nevada Secretary of State to effect the Reverse Stock Split. The Certificate of Amendment text is subject to modification to include such changes as required by the Nevada Secretary of State and as the Board deems necessary and advisable to effect the Reverse Stock Split.

While we expect that the Reverse Stock Split will increase the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a Reverse Stock Split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. The Reverse Stock Split will also increase the Company’s number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possibly greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above. While reducing the number of our outstanding Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

All shares of our Common Stock issued and outstanding immediately before the Effective Time would automatically be converted into new shares of our Common Stock based on the Reverse Stock Split ratio by reclassifying and combining all of our outstanding shares of Common Stock a proportionately smaller number of shares. For example, if the Board decides to implement a 1-for-20 (1:20) Reverse Stock Split of Common Stock, then a stockholder holding 500,000 shares of Common Stock before the Reverse Stock Split would instead hold 25,000 shares of Common Stock immediately after the Reverse Stock Split. If the Board does not decide to implement the Reverse Stock Split on or before December 30, 2026, the authority granted in this Corporate Action to implement the Reverse Stock Split will terminate.

As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders of record who hold certificated shares at the Effective Time would receive correspondence from our transfer agent asking them to return the outstanding certificates representing pre-split shares of Common Stock, which would be canceled upon receipt by our transfer agent, and a book entry account statement representing the post-split shares of Common Stock would be sent to each of our stockholders. We will bear the costs of the issuance of the book entry account statements. Stockholders who hold uncertificated shares, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Following the Effective Time, each certificate representing shares of pre-split Common Stock will be deemed for all corporate purposes to evidence ownership of post-split Common Stock.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described herein. After the Reverse Stock Split, we will continue to be subject to the Exchange Act’s periodic reporting and other requirements. We will continue to trade on the NYSE American under the symbol “IBO”. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

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The Reverse Stock Split will not affect the $0.001 per share par value of our Common Stock. As a result, on the Reverse Stock Split’s effective date, the aggregate value of both the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because fewer shares of Common Stock are outstanding. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares. All shares of Common Stock issued in the Reverse Stock Split will remain fully paid and nonassessable.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will issue one whole share of Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock due to the Reverse Stock Split. Each holder of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately before the Reverse Stock Split, except for adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s Common Stock under the Company’s Certificate of Incorporation. Because the number of issued and outstanding shares of Common Stock will decrease, the number of Common Stock shares remaining available for issuance will increase. The Company may use its authorized but unissued shares of Common Stock for future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

Since there will be an increase in unissued shares, of Common Stock, the Reverse Stock Split may, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board, to retain its position and place it in a better position to resist changes that the Company’s stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company, and the Board has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e., Stockholders Who Hold in Street Name)

Upon implementing the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian, or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., Stockholders That Are Registered on the Transfer Agent’s Books and Records But Do Not Hold Stock Certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split Common Stock.

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Holders of Certificated Shares of Common Stock

Our transfer agent will send stockholders holding shares of our Common Stock in certificated form a transmittal letter after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her, or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for an account statement representing the Reverse Stock Split shares to be held in book entry form. No stockholder will be required to pay a transfer or other fee to exchange his, her, or its Old Certificates. Stockholders will then receive a book entry account statement representing the number of whole shares of Common Stock that they are entitled to due to the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer, or other disposition, will automatically be exchanged for a book entry account statement representing the number of shares of Common Stock. If an Old Certificate bears a restrictive legend, the book entry account statement will be issued with the same restrictive legends.

The Company expects that our transfer agent will act as an exchange agent to implement the exchange of stock certificates . The transfer agent and registrar for our Common Stock is Equiniti Trust Company, LLC. The transfer agent’s address is 6201 15th Avenue, Brooklyn, New York 11219 and the telephone number is (800) 468-9716. No service charges will be payable by holders of shares of Common Stock connected with the exchange of certificates. The Company will pay all of the expenses associated with the exchange of stock certificates.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Dilutive Effects

Issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of the outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of Common Stock are not entitled to preemptive rights or other protections against dilution. The Board intends to take these factors into account before authorizing any new issuance of shares.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes the material U.S. federal income tax consequences of the Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of our Common Stock as capital assets (i.e., for investment) for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect and differing interpretations. Any such change may cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below, and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

7

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities or persons who hold their shares of our Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of the partnership (or other entity treated as a partnership) and a partner in the partnership will generally depend on the status of the partner and the activities of such partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock, and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.

Other aspects of U.S. federal income taxation not addressed by this summary include state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences, and U.S. estate and gift tax consequences of the Reverse Stock Split, among others, and may vary as to each U.S. Holder. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the Reverse Stock Split, whether or not they are connected with the Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. U.S. Holders should consult their tax advisors to understand their individual federal, state, local, and foreign tax consequences.

Non- U.S. Holders (Holders who are not U.S. Holders) should consult their tax advisors to understand their individual federal, state, local, and foreign tax consequences.

Tax Consequences to the Company

We believe that the Reverse Stock Split should constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain, or loss connected with the Reverse Stock Split.

Tax Consequences to U.S. Holders

A U.S. Holder should generally not recognize gain or loss due to the Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received under the Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor. The U.S. Holder’s holding period in the shares of our Common Stock received under the Reverse Stock Split should include the holding period in the shares of our Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in such recapitalization. A U.S. Holder that acquired shares of our Common Stock on different dates and at different prices should consult their tax advisors regarding allocating the tax basis and holding period from shares of Common Stock surrendered in the Reverse Stock Split to shares received in the Reverse Stock Split.

Alternative characterizations of the Reverse Stock Split, or of certain aspects of it, are possible. For example, while the Reverse Stock Split would generally be treated as a tax-free recapitalization under the Code, a U.S. Holder that receives a fractional share resulting from the Reverse Stock Split being rounded up to the nearest whole share may recognize gain for federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material given the low value of such fractional interest. U.S. Holders should consult their tax advisors regarding alternative characterizations of the Reverse Stock Split for U.S. federal income tax purposes.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Reservation of Right to Abandon Reverse Stock Split

The Board reserves the right not to file the Certificate Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing of the Certificate Amendment with the Nevada Secretary of State.

No Appraisal Rights

Holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights concerning the Reverse Stock Split.

8

ADDITIONAL INFORMATION and incorporation by reference

The Company is subject to the Exchange Act’s reporting requirements, and in accordance therewith files reports, proxy statements, and other information, including annual quarterly and current reports on Forms 10-K, 10-Q, and 8-K with the SEC. Our reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC through EDGAR (Electronic Data Gathering, Analysis, and Retrieval).

The SEC allows the Company to incorporate by reference the information we file with it, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. You should read the information incorporated by reference because it is an important part of this Information Statement our Annual Report on Form Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 28, 2025, and our Quarterly Reports for the quarterly periods ended March 31, 2025 filed with the SEC on May 14, 2025; June 30, 2025 filed with the SEC on August 14, 2025; and September 30, 2025 filed with the SEC on November 7, 2025.

Copies of all documents we file with the SEC, including reports which are incorporated by reference in this Information Statement (not including the exhibits to such information, unless such exhibits are specifically incorporated by reference), will be provided without charge to each stockholder as of the Record Date upon written or oral request. Requests should be directed to Impact BioMedical Inc., 1400 Broadfield Blvd., Suite 130, Houston, TX 77084.

You may also obtain copies of these filings, at no cost, by accessing the SEC’s website at www.sec.gov.

EFFECTIVE DATES OF CORPORATE ACTION

Under Rule 14c-2 under the Exchange Act, the Reverse Stock Split and Authorized Shares shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the stockholders.

The Reverse Stock Split will become effective at such future date as determined by the Chief Executive Officer, as evidenced by the filing of a Certificate of Amendment with the Nevada Secretary of State, but in no event earlier than the 20th calendar day after this Information Statement is mailed to the stockholders as of the Record Date.

forward-looking statements and information

This information statement includes forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict, including those risks set forth in the Company’s filings with the SEC. Actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the materials is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (585) 325-3610, or send a written request to: Impact BioMedical Inc., 1400 Broadfield Blvd., Suite 130, Houston, TX 77084. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above actions is not required and is not being solicited. This Information Statement is intended to provide our stockholders with the information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors of

IMPACT BIOMEDICAL INC.

Date: December 30, 2025	By:	/s/ Frank D. Heuszel
Frank D. Heuszel
Chief Executive Officer (Principal Executive Officer)

9

ANNEX A

Certificate of Amendment

to the

Certificate of Incorporation

Of

IMPACT BIOMEDICAL INC.

(A Nevada Corporation)

(PURSUANT TO NEVADA REVISED STATUTES 78.385 AND 78.390)

This Certificate of Amendment to the Certificate of Incorporation of Impact BioMedical Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Nevada, is hereby duly adopted pursuant to and in accordance with the provisions of Section 78.385 and 78.390 of the Nevada Revised Statutes.

1. Article IV of the Certificate of Incorporation of the Corporation is hereby amended to include Section 4.04, which shall state the following:

Authorized Shares

4.04 “Upon this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Amendment”) becoming effective pursuant to the Nevada Revised Statutes (the “NRS”) (the “Effective Time”), the shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “Existing Common Stock”) shall be reclassified and combined into a different number of shares of New Common Stock (the “New Common Stock”) such that each [______] ([___]) shares of Existing Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of New Common Stock (such reclassification and combination of shares, the “Reverse Split”). The par value of the New Common Stock following the Reverse Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Split, and stockholders who otherwise would be entitled to receive fractional shares of New Common Stock shall be entitled to receive the number of shares of New Common Stock rounded down to the next whole  number. Each stock certificate that, immediately prior to the Effective Time, represented shares of Existing Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of New Common Stock into which the shares of Existing Common Stock represented by such certificate shall have been combined (subject to rounding for fractional shares as set forth above). Each holder of record of a certificate that represented shares of Existing Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Existing Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split (subject to rounding for fractional shares as set forth above), provided that the Corporation may request such stockholder to exchange such stockholder’s certificate or certificates that represented shares Existing Common Stock for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of New Common Stock into which the shares of Existing Common Stock represented by such certificate or certificates shall have been combined. The Reverse Split shall be effected on a record holder-record holder basis, such that any fractional shares of New Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.”

A-1

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation, for the purpose of amending the Certificate of Incorporation pursuant to the Nevada Revised Statutes, does hereby make and file this Certificate of Amendment, hereby declaring the effectiveness of this amendment to the Certificate of Incorporation be declared effective on [______], 2026, at 11:59 P.M. EST, and certifies that the facts herein stated are true, and accordingly has hereunto set his hand this [__] day of [______], 2026.

By:
Name:	Frank D. Heuszel
Title:	Chief Executive Officer

A-2